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                        AMENDMENT TO EMPLOYMENT AGREEMENT


         This Amendment, entered into this 26th day of August, 1997, amends the Employment Agreement ("Agreement") made and entered into on April 15, 1997 by and between Long Beach Financial Corporation ("LBFC") and Long Beach Mortgage Company ("LBMC") (collectively, the "Company") and ______________ ("Executive"). The purpose of this Amendment is to clarify certain provisions of the Agreement as set forth below.

         1. The phrase "each April 15 following each December 31 during the term of this Agreement" is deleted from the first sentence of Section 2.2 and replaced with the phrase "April 15 each year beginning April 15, 1998".

         2. The last sentence of Section 2.3(e) is amended in its entirety to read as follows:

         "Executive acknowledges that such option grant is intended to cover Executive's first three years of employment hereunder and that the Company has no commitment to issue additional options to Executive during such three year period or thereafter."

         3. The phrase "both during and after the term of this Agreement" is deleted from Section 3.1 of the Agreement.

         4. The phrase "; provided, however, that such severance payments shall be reduced by 50% of any earnings of Executive subsequent to the termination that gives rise to the severance payments" is deleted from the end of the second sentence of Section 3.2(a) of the Agreement.

         5. The phrase "during the term of this Agreement" is deleted from the first sentence of Section 3.5.

         6. Article IV of the Agreement, entitled "Term," is deleted from the Agreement in its entirety.

         IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the day and year first above written.

LONG BEACH FINANCIAL CORPORATION            LONG BEACH MORTGAGE COMPANY


By:                                         By:
      ----------------------------                 ----------------------------
Name:                                       Name:
Title:                                      Title:

"EXECUTIVE"


By:
      ----------------------------
Name:
Title: